
SUPERIOR
DRILLING PRODUCTS

First Quarter 2018
Financial Results Conference Call

May 10, 2018

NYSE American: SDPI

Safe Harbor Statement

These slides and the accompanying oral presentation contain “forward-looking statements” within the meaning of the safe harbor provisions, 15 U.S.C. § 78u-5, of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical fact included in these slides and the accompanying oral presentation, regarding our strategy, future operations, financial position, estimated revenue and losses, projected costs, prospects, plans and objectives of management, are forward-looking statements. The use of words “could,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “may,” “continue,” “predict,” “potential,” “project”, “forecast,” “should” or “plan, and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. Certain statements in these slides and the accompanying oral presentation may constitute forward-looking statements, including statements regarding the volatility of oil and natural gas prices; the cyclical nature of the oil and gas industry; availability of financing, flexibility in restructuring existing debt and access to capital markets; consolidation within our customers’ industries; competitive products and pricing pressures; our reliance on significant customers, specifically, Baker Hughes; our limited operating history; fluctuations in our operating results; our dependence on key personnel; costs of raw materials; our dependence on third party suppliers; unforeseen risks in our manufacturing processes; the need for skilled workers; our ability to successfully manage our growth strategy; unanticipated risks associated with and our ability to integrate, acquisitions; current and potential governmental regulatory actions in the United States and regulatory actions and political unrest in other countries; terrorist threats or acts, war and civil disturbances; our ability to protect our intellectual property; impact of environmental matters, including future environmental regulations; implementing and complying with safety policies; breaches of security in our information systems; related party transactions with our founders; and risks associated with our common stock . These statements reflect the beliefs and expectations of the Company and are subject to risks and uncertainties that may cause actual results to differ materially. These risks and uncertainties include, among other factors, worldwide economic activity; the level of exploration and production activity; interest rates and the cost of capital; environmental regulation; federal, state and foreign policies regarding exploration and development of oil and gas; the ability of OPEC to set and maintain production levels and pricing; governmental regulations regarding future oil and gas exploration and production; the cost of exploring and producing oil and gas; the cost of developing alternative energy sources; the availability, expiration date and price of leases; the discovery rate of new oil and gas reserves; the success of drilling for oil and gas in unconventional resource plays such as shale formations; technological advances; terrorist attacks and similar disruptive unlawful activities; weather conditions. These and other factors could adversely affect the outcome and financial effects of the Company’s plans and described herein. Therefore, you should not rely on any of these forward-looking statements. Any forward-looking statement made by us in these slides and the accompanying oral presentation is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

This presentation will discuss some non-GAAP financial measures, which the Company believes are useful in evaluating our performance. You should not consider the presentation of this additional information in isolation or as a substitute for results compared in accordance with GAAP. The Company has provided reconciliations of comparable GAAP to non-GAAP measures in tables found in the Supplemental Information portion of this presentation.


SUPERIOR
DRILLING PRODUCTS

Troy Meier

Chairman and Chief Executive Officer

Q1 2018 Highlights

Compared with prior-year period unless otherwise noted

Strong revenue growth with exceptional operating leverage

- Revenue up 37% in Q1 2017
- Operating income of $168,000, or 3.6% of sales

Sharply higher recurring revenue on increased deployed fleet size

- Other related tool revenue increased 140%

New bit refurbishment agreement expands geographic territory and secures minimum volume requirements

DnR expansion into the Middle East being well received

- DnR value proposition being proven out
  - Downhole in Kuwait & Saudi Arabia, soon to be in Oman
- Development agreement to be extended to 12/31/2018

Renegotiating DnR distributor agreement

Commercialization of Strider™ technology progressing

SUPERIOR DRILLING PRODUCTS


SUPERIOR
DRILLING PRODUCTS

Financial Results

Christopher D. Cashion

Chief Financial Officer

Significant Revenue Growth

($ in millions)



$3.4
$4.0
$4.4
$3.7
$4.6
$2.3
$2.5
$3.2
$2.7
$3.5
$1.1
$1.6
$1.3
$1.1
$1.1
1Q17
2Q17
3Q17
4Q17
1Q18
Contract Services Revenue
Tool Revenue



$7.2
$15.6
$16.8
$5.5
$10.6
$11.9
$1.7
$5.0
$5.0
2016
2017
1Q18 TTM
Contract Services Revenue
Tool Revenue

Q1 2018 revenue grew 37% over prior-year period

- Tool revenue was up 55% over Q1 2017 to $3.5 million
- Tool revenue increase 30% over trailing quarter

Achieved record sales of DnR

Now supporting Baker Hughes beyond historic territory

- New expanded agreement executed April 1, 2018
  - Larger geographic region
  - Superior quality and service led to mutually prosperous agreement
  - Minimum volume requirements

Numbers may not sum due to rounding

SUPERIOR DRILLING PRODUCTS

Strong Tool Revenue

Tool revenue stronger on larger deployed fleet

- DnR fleet continuing to expand
- Larger deployed fleet drove an almost 2.5x increase in royalty, maintenance and repair fees

Currently renegotiating channel partner agreement

- Reached 11.6% market share at 12/31/17; just shy of moving target as drill count continued to grow
- Opportunity to renegotiate more favorable contract terms

Tool Revenue by Category

($ in thousands)	1Q 2017	2Q 2017	3Q 2017	4Q 2017	1Q 2018	2016	2017	1Q18 TTM
Tool sales / rental	$ 1,636	$ 1,609	$ 2,012	$ 1,434	$ 1,992	$ 4,928	$ 6,691	$ 7,047
Other related revenue*	$ 635	$ 877	$ 1,170	$ 1,224	$ 1,533	$ 555	$ 3,906	$ 4,804
Total Tool Revenue	**$ 2,270**	**$ 2,486**	**$ 3,183**	**$ 2,658**	**$ 3,525**	**$ 5,483**	**$ 10,597**	**$ 11,852**

*Other related revenue is comprised of royalty, maintenance and repair fees

SUPERIOR DRILLING PRODUCTS

Strong Cost Discipline and Operating Leverage

Operating Expenses

($ in millions)


$3.6
$3.6
$3.7
$4.4
$4.4
$0.9
$0.9
$0.9
$0.9
$0.9
$1.5
$1.2
$1.1
$1.9
$1.7
$1.2
$1.5
$1.7
$1.6
$1.8
1Q17
2Q17
3Q17
4Q17
1Q18
Cost of Revenue
S G & A
D & A


$14.6
$15.4
$16.2
$4.3
$3.7
$3.7
$5.8
$5.7
$5.9
$4.5
$6.0
$6.6
2016
2017
1Q18 TTM
Cost of Revenue
S G & A
D & A

SG&A increase due to:

- Engineering related to Strider™
- Middle East expansion

SG&A declined to 37% percent of sales from 44% while increasing $0.2 million

Cost of revenue increased as a percent of sales due to mix

2018 SG&A expected to be approximately $7.0 million

Achieved Positive Operating Income

GAAP & Adjusted Operating Income

($ in millions)



$0.7
$0.4
($0.1)
$0.2
($0.2)
($0.7)
1Q17
2Q17
3Q17
4Q17
1Q18



$0.8
$1.2
$0.2
$0.6
($7.4)
($8.2)
2016
2017
1Q18 TTM

Positive operating income driven by volume

- Despite investments in Middle East expansion and Strider™ technology development

Operating leverage drove growth in operating income

GAAP Operating Income Adjusted Operating Income

(1) Adjusted operating income is a non-GAAP financial measures. Please see supplemental slides for a reconciliation from GAAP operating income to non-GAAP operating income and other important disclosures regarding the use of non-GAAP financial measures.

SUPERIOR DRILLING PRODUCTS

Strong Business Model Driven by Technology

($ in thousands)

*GAAP & Adjusted Net Income (Loss)**



$214.0
($386.0)
$907.0
$307.0
$1,186.0
$586.0
($185.6)
($785.6)
$668.5
$68.5
1Q17
2Q17
3Q17
4Q17
1Q18
($6,729)
($9,129)
$2,121
($279)
$2,576
$176
GAAP Net Income
Adjusted Net Income
2016
2017
1Q18 TTM

*Adjusted EBITDA**



$910.0
27.0%
$1,496.0
36.9%
$1,775.0
39.9%
$790.5
21.2%
$1,240.7
27.0%
1Q17
2Q17
3Q17
4Q17
1Q18
($1,549)
$4,972
31.9%
$5,302
31.5%
2016
2017
1Q18 TTM

** Adjusted Net Income and Adjusted EBITDA are non-GAAP financial measures. Please see supplemental slides for a reconciliation between GAAP net income and non-GAAP adjusted EBITDA and other important disclaimers regarding Superior Drilling Products' use of adjusted EBITDA*

SUPERIOR DRILLING PRODUCTS

Strengthening Balance Sheet

($ in millions)

Cash and Equivalents



$1.3
$2.2
$2.4
$2.2
12/31/2015
12/31/2016
12/31/2017
1Q18

Total Debt



$20.2
$9.7
$10.5
$16.7
$7.9
$8.8
$12.8
$7.4
$5.4
$12.2
$6.9
$5.3
12/31/2015
12/31/2016
12/31/2017
1Q18
SDPI
Hard Rock

Q1 2018 operations generated $0.5 million in cash

- Operating leverage on higher volume

Total debt reduced $0.6 million, or 5%, in the first quarter

Expect to refinance or restructure $4.2 million mortgage

Quarterly debt service:

- $325 thousand per quarter (excludes Hard Rock principal payments)

Remaining Hard Rock principal payments for 2018 $0.5 million; made May payment early

SUPERIOR DRILLING PRODUCTS

2018 Guidance*

Revenue: Approximately $18 million to $22 million

- ***Represents 28% growth at midpoint of guidance***

Operating margin (GAAP): Approximately 5% to 10%

- ***At midpoint, operating income reaches $1.5 million from $0.2 million in 2017***

Interest expense: Approximately $750 thousand

- ***Down from $906 thousand in 2017 on lower debt balances***

Depreciation and Amortization: Slightly under $4.0 million

Capital Expenditures: Approximately $1.0 million

**2018 Guidance provided March 8, 2018*


SUPERIOR
DRILLING PRODUCTS

Supplemental Information

Adjusted Net Income Reconciliation

	Three Months Ended				
	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017	March 31, 2018
GAAP Net Income (Loss)	$ (385,985)	$ 306,807	$ 586,039	$ (785,567)	$ 68,534
Add back:					
Intangible Amortization	600,000	600,000	600,000	600,000	600,000
Non-GAAP Adjusted Net Income (Loss)	$ 214,015	$ 906,807	$ 1,186,039	$ (185,567)	$ 668,534

Adjusted net income is defined as net income as reported, adjusted for unusual or non-recurring items. Adjusted net income is not a measure determined in accordance with generally accepted accounting principles in the United States, commonly known as GAAP, and may not be comparable to the measure as used by other companies. Nevertheless, the Company believes that providing non-GAAP information, such as adjusted net income is important for investors and other readers of the Company's financial statements and assists in understanding the comparison of the current quarter's and current year's net income to the historical periods' net income.

SUPERIOR DRILLING PRODUCTS

Adjusted Net Income Reconciliation

	Full Year Ended		
	December 31, 2016	December 31, 2017	1Q 2018 TTM
GAAP Net Income (Loss)	$ (9,128,849)	$ (278,705)	$ 175,814
Add back:			
Intangible amortization	$ 2,400,000	$ 2,400,000	$ 2,400,000
Non-GAAP Adjusted Net Income(Loss)	$ (6,728,849)	$ 2,121,295	$ 2,575,814

Adjusted net income is defined as net income as reported, adjusted for unusual or non-recurring items. Adjusted net income is not a measure determined in accordance with generally accepted accounting principles in the United States, commonly known as GAAP, and may not be comparable to the measure as used by other companies. Nevertheless, the Company believes that providing non-GAAP information, such as adjusted net income is important for investors and other readers of the Company's financial statements and assists in understanding the comparison of the current quarter's and current year's net income to the historical periods' net income.

Adjusted Income from Operations Reconciliation

	Three Months Ended				
	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017	March 31, 2018
Income (loss) from Operations	$ (246,660)	$ 421,406	$ 719,590	$ (669,817)	$ 167,659
Add back:					
Atypical bonus expense	-	-	-	587,500	-
Impairment property, plant and equipment – held for sale	-	-	-	-	-
Non-GAAP adjusted income from operations[1]	$ (246,660)	$ 421,406	$ 719,590	$ (82,317)	$ 167,659
GAAP Revenue	$ 3,369,612	$ 4,049,497	$ 4,446,540	$ 3,730,010	$ 4,600,293
Adjusted Operation Margin	*(7.3)%*	*10.4%*	*16.2%*	*(2.2)%*	*3.6%*

Adjusted income from operations is defined as income from operations as reported, adjusted for certain items. Adjusted income from operations is not a measure determined in accordance with generally accepted accounting principles in the United States, commonly known as GAAP and may not be comparable to the measures as used by other companies. Nevertheless, the Company believes that providing non-GAAP information, such as adjusted income from operations, is important for investors and other readers of the Company's financial statements and assists in understanding the comparison of the current quarter's and current year's income from operations to the historical periods' income from operations

SUPERIOR DRILLING PRODUCTS

Adjusted Income from Operations Reconciliation

	Year Ended		
	December 31, 2016	December 31, 2017	1Q 2018 TTM
Income (loss) from Operations	$ (8,245,996)	$ 224,523	$ 638,838
Add back:			
Atypical bonus expense	-	587,500	587,500
Impairment property, plant and equipment – held for sale	840,380	-	-
Non-GAAP adjusted income from operations[1]	$ (7,405,616)	$ 812,023	$ 1,226,338
GAAP Revenue	$ 7,153,063	$ 15,595,659	$ 16,826,340
Adjusted Operation Margin	*(103.5)%*	*5.2%*	*7.3%*

Adjusted income from operations is defined as income from operations as reported, adjusted for certain items. Adjusted income from operations is not a measure determined in accordance with generally accepted accounting principles in the United States, commonly known as GAAP and may not be comparable to the measures as used by other companies. Nevertheless, the Company believes that providing non-GAAP information, such as adjusted income from operations, is important for investors and other readers of the Company's financial statements and assists in understanding the comparison of the current quarter's and current year's income from operations to the historical periods' income from operations

Adjusted EBITDA Reconciliation

	Three Months Ended				
	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017	March 31, 2018
GAAP net income (loss)	$ (385,985)	$ 306,807	$ 586,039	$ (785,567)	$ 68,534
Add back:					
Depreciation and amortization	938,022	899,373	907,837	931,368	936,027
Impairment of assets	-	-	-	-	-
Interest expense, net	177,166	132,594	133,551	115,750	99,125
Share-based compensation	175,380	175,361	147,643	114,467	137,017
Non-cash compensation	-	-	-	414,497	-
(Gain) loss on sale of assets	5,828	(17,995)	-	-	-
Unrealized gain on warrant derivative	-	-	-	-	-
Income tax (benefit) expense	-	-	-	-	-
Non-GAAP adjusted EBITDA(1)	$ 910,411	$ 1,496,140	$ 1,775,070	$ 790,515	$ 1,240,703
GAAP Revenue	$ 3,369,612	$ 4,049,497	$ 4,446,540	$ 3,730,010	$ 4,600,293
Non-GAAP EBITDA Margin	*27.0%*	*36.9%*	*39.9%*	*21.2%*	*27.0%*

Adjusted EBITDA represents net income adjusted for income taxes, interest, depreciation and amortization and other items as noted in the reconciliation table. The Company believes Adjusted EBITDA is an important supplemental measure of operating performance and uses it to assess performance and inform operating decisions. However, Adjusted EBITDA is not a GAAP financial measure. The Company's calculation of Adjusted EBITDA should not be used as a substitute for GAAP measures of performance, including net cash provided by operations, operating income and net income. The Company's method of calculating Adjusted EBITDA may vary substantially from the methods used by other companies and investors are cautioned not to rely unduly on it.

SUPERIOR DRILLING PRODUCTS

Adjusted EBITDA Reconciliation

	Full Year Ended December 31, 2016	Full Year Ended December 31, 2017	1Q 2018 TTM
GAAP net income (loss)	$ (9,128,849)	$ (278,705)	$ 175,814
Add back:			
Depreciation and amortization	4,291,249	3,676,598	3,674,603
Interest expense, net	1,299,667	559,064	481,023
Share-based compensation	783,462	612,851	574,488
Non-cash compensation	-	414,497	414,497
Impairment of assets	1,413,028	-	-
(Gain) loss on sale of assets	(177,611)	(12,167)	(17,995)
Income tax benefit	(2,000)	-	-
Unrealized gain on warrant derivative	(28,301)	-	-
Non-GAAP adjusted EBITDA[(1)]	$ (1,549,355)	$ 4,972,138	$ 5,302,430
GAAP Revenue	$ 7,153,063	$ 15,595,659	$ 16,826,340
Non-GAAP EBITDA Margin	*NM*	*31.9%*	*31.5%*

Adjusted EBITDA represents net income adjusted for income taxes, interest, depreciation and amortization and other items as noted in the reconciliation table. The Company believes Adjusted EBITDA is an important supplemental measure of operating performance and uses it to assess performance and inform operating decisions. However, Adjusted EBITDA is not a GAAP financial measure. The Company's calculation of Adjusted EBITDA should not be used as a substitute for GAAP measures of performance, including net cash provided by operations, operating income and net income. The Company's method of calculating Adjusted EBITDA may vary substantially from the methods used by other companies and investors are cautioned not to rely unduly on it.

SUPERIOR DRILLING PRODUCTS